SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 18, 2003
                                                         -----------------



                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                         (State or other jurisdiction of
                         incorporation or organization)


       001-05767                                              54-0493875
       ---------                                              ----------
      (Commission                                          (I.R.S. Employer
       File No.)                                          Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
               (Address of principal executive offices) (Zip Code)




                          (804) 527-4000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or Former Address, if Changed Since Last Report)




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


On November 18, 2003, Circuit City Stores, Inc. completed the sale of its bankcard business, which included Visa and MasterCard credit card receivables and related cash reserves totaling approximately $1.5 billion, to FleetBoston Financial for approximately $1.3 billion in cash. Circuit City anticipates that the after-tax loss on the sale will be approximately $82 million and that the net after-tax cash proceeds from the sale will total approximately $279 million. The company expects to incur closing adjustments following the completion date of the sale. A copy of the company's press release announcing the completion of the sale of its bankcard business is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

The sale agreement includes a transition services arrangement under which employees of Circuit City's finance operation will continue to service the bankcard accounts until final conversion, which is expected to occur in the company's first fiscal quarter ending May 31, 2004. FleetBoston Financial will reimburse Circuit City for operating costs incurred during the transition period.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         The unaudited pro forma consolidated financial information with respect to the disposition of the company's bankcard business required by Item 7 of Form 8-K is included on pages 3 through 7 of this report and is incorporated herein by reference.

(c)      Exhibits.


         2.1 Purchase and Sale Agreement by and among Circuit City Stores, Inc., First North American National Bank, DC Funding International, Inc. and Fleet Bank (RI), National Association, dated as of October 21, 2003

         99.1   Press Release dated November 19, 2003


                                       2



                            CIRCUIT CITY STORES, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED AUGUST 31, 2003
                  (Amounts in thousands except per share data)

                                                                    Circuit City                                   Circuit City
                                                                       Stores               Pro Forma                 Stores
                                                                     Historical            Adjustments              Pro Forma

NET SALES AND OPERATING REVENUES                                $        4,089,020     $                -      $        4,089,020
Cost of sales, buying and warehousing                                    3,153,335                      -               3,153,335
                                                                  -----------------      -----------------       -----------------

GROSS PROFIT                                                               935,685                      -                 935,685

Finance (loss) income                                                     (155,415)               172,201 (A)              16,786

Selling, general and administrative expenses                             1,043,795                  2,146 (A)           1,045,941

Interest expense                                                             1,310                      -                   1,310
                                                                  -----------------      -----------------       -----------------

Loss from continuing operations
     before income taxes                                                  (264,835)               170,055                 (94,780)

Income tax benefit                                                         (96,666)                61,220 (A)             (35,446)
                                                                  -----------------      -----------------       -----------------

NET LOSS FROM CONTINUING OPERATIONS                             $         (168,169)    $          108,835      $          (59,334)
                                                                  =================      =================       =================

Weighted average common shares:
     Basic                                                                 206,003                                        206,003
                                                                  =================                              =================

     Diluted                                                               206,003                                        206,003
                                                                  =================                              =================


NET LOSS PER SHARE FROM CONTINUING OPERATIONS:
     Basic                                                      $            (0.82)                            $            (0.29)
                                                                  =================                              =================

     Diluted                                                    $            (0.82)                            $            (0.29)
                                                                  =================                              =================


See accompanying notes to unaudited pro forma consolidated financial statements.


                                       3



                            CIRCUIT CITY STORES, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED FEBRUARY 28, 2003
                  (Amounts in thousands except per share data)

                                                                    Circuit City                                   Circuit City
                                                                       Stores              Pro Forma                  Stores
                                                                     Historical           Adjustments               Pro Forma

NET SALES AND OPERATING REVENUES                                $        9,953,530     $               -       $        9,953,530
Cost of sales, buying and warehousing                                    7,603,205                     -                7,603,205
                                                                  -----------------     -----------------        -----------------

GROSS PROFIT                                                             2,350,325                     -                2,350,325

Finance income                                                              62,416               (35,123)(A)               27,293

Selling, general and administrative expenses                             2,344,608                 4,961 (A)            2,349,569

Interest expense                                                             1,093                     -                    1,093
                                                                  -----------------     -----------------        -----------------

Earnings from continuing operations
     before income taxes                                                    67,040               (40,084)                  26,956

Provision for income taxes                                                  25,475               (14,430)(A)               11,045
                                                                  -----------------     -----------------        -----------------

NET EARNINGS FROM CONTINUING OPERATIONS                         $           41,565     $         (25,654)      $           15,911
                                                                  =================     =================        =================


Weighted average common shares:
     Basic                                                                 207,217                                        207,217
                                                                  =================                              =================

     Diluted                                                               209,203                                        209,203
                                                                  =================                              =================


NET EARNINGS PER SHARE FROM
     CONTINUING OPERATIONS:
        Basic                                                   $             0.20                             $             0.08
                                                                  =================                              =================

        Diluted                                                 $             0.20                             $             0.08
                                                                  =================                              =================



See accompanying notes to unaudited pro forma consolidated financial statements.


                                       4





                            CIRCUIT CITY STORES, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF AUGUST 31, 2003
                             (Amounts in thousands)

                                                                    Circuit City                                       Circuit City
                                                                      Stores                  Pro Forma                   Stores
                                                                    Historical               Adjustments                Pro Forma
ASSETS

Current Assets:
Cash and cash equivalents                                       $         633,072       $           324,283  (B)   $         957,355
Accounts receivable, net of allowance for
  doubtful accounts                                                       168,450                   (47,897) (C)             120,553
Retained interests in securitized receivables                             617,860                  (250,030) (C)             367,830
Merchandise inventory                                                   1,554,432                         -                1,554,432
Prepaid expenses and other current assets                                  60,179                    (6,471) (B)              53,708
                                                                  ----------------         -----------------         ---------------

Total Current Assets                                                    3,033,993                    19,885                3,053,878

Property and equipment, net                                               625,532                      (985) (D)             624,547
Deferred income taxes                                                      25,435                         -                   25,435
Other assets                                                               35,477                         -                   35,477
                                                                  ----------------         -----------------         ---------------

TOTAL ASSETS                                                    $       3,720,437       $            18,900        $       3,739,337
                                                                  ================         =================         ===============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable                                                $       1,186,880       $                 -        $       1,186,880
Accrued expenses and other current liabilities                            126,685                    10,090  (E)             136,775
Deferred income taxes                                                      68,962                      (927) (B)              68,035
Current installments of long-term debt                                      1,366                         -                    1,366
                                                                  ----------------         -----------------         ---------------
Total Current Liabilities                                               1,383,893                     9,163                1,393,056

Long-term debt, excluding current installments                             10,630                         -                   10,630
Accrued straight-line rent                                                101,242                         -                  101,242
Other liabilities                                                          68,169                         -                   68,169
                                                                  ----------------         -----------------         ---------------

TOTAL LIABILITIES                                                       1,563,934                     9,163                1,573,097
                                                                  ----------------         -----------------         ---------------

Stockholders' Equity:
Circuit City common stock                                                 104,734                         -                  104,734
Capital in excess of par value                                            839,724                         -                  839,724
Retained earnings                                                       1,212,045                     9,737  (B)           1,221,782
                                                                  ----------------         -----------------         ---------------

TOTAL STOCKHOLDERS' EQUITY                                              2,156,503                     9,737                2,166,240
                                                                  ----------------         -----------------         ---------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $       3,720,437       $            18,900        $       3,739,337
                                                                  ================         =================         ===============


See accompanying notes to unaudited pro forma consolidated financial statements.



                                       5


                            CIRCUIT CITY STORES, INC.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements of Circuit City Stores, Inc. included on pages 3 through 5 give effect to the disposition of its bankcard business, which includes credit card receivables and related cash reserves. The disposition will be accounted for as a discontinued operation beginning with the third fiscal quarter ending November 30, 2003. The unaudited pro forma consolidated balance sheet assumes the disposition of the bankcard business on August 31, 2003. Pro forma information is based upon the historical consolidated balance sheet data of Circuit City as of that date.

The unaudited pro forma consolidated statements of operations give effect to the disposition of the bankcard business for the six month period ended August 31, 2003, and for the fiscal year ended February 28, 2003, as if the disposition occurred on March 1, 2002.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and related notes incorporated by reference in the Circuit City Stores, Inc. Annual Report on Form 10-K for the fiscal year ended February 28, 2003, and included in Circuit City Stores, Inc. Quarterly Reports on Form 10-Q for the periods ended May 31, 2003, and August 31, 2003.

The pro forma adjustments are based on available information and assumptions that management believes are reasonable and are described in the following notes. The unaudited pro forma consolidated financial statements do not necessarily represent Circuit City's results of operations and financial position had the transaction occurred at such dates nor are they necessarily indicative of results of operations and financial position that may occur in the future.

(A) The results of the bankcard business have been removed from the unaudited pro forma consolidated statements of operations. The pro forma adjustment to finance income reflects the elimination of securitization income, payroll and related fringe benefit expenses and other direct expenses of the bankcard business. The pro forma adjustment to selling, general and administrative expenses reflects the elimination of income attributed to North National Insurance Ltd., a separate insurance subsidiary of Circuit City, for insurance and debt cancellation products sold on behalf of the bankcard business. The pro forma adjustment to income taxes was made at an effective tax rate of 36%.

         An after-tax loss of approximately $82 million, which is not reflected in the unaudited pro forma consolidated statements of operations, is expected on the sale of the bankcard business. The $82 million after-tax loss consists of approximately $75 million of adjustments to the carrying value of Circuit City's retained interest in the bankcard portfolio and approximately $7 million of other costs, including severance and lease termination.

                                       6

         An after-tax loss of $95 million was recognized during the second fiscal quarter ended August 31, 2003, to reflect the then-estimated net proceeds from the sale. To reflect the actual proceeds from the sale, a reduction of approximately $20 million in the after-tax loss will be recorded in the third fiscal quarter ending November 30, 2003.
         Severance costs will be incurred ratably through the final conversion date and lease termination costs are expected to be incurred in the first fiscal quarter of next year.

(B) The unaudited pro forma consolidated balance sheet reflects net cash proceeds of approximately $324 million from the sale of the bankcard business, which includes credit card receivables and related cash reserves, as of August 31, 2003. The unaudited pro forma consolidated balance sheet includes adjustments to reflect an estimated after-tax loss of approximately $85 million as of August 31, 2003.

         The cash proceeds and after-tax loss as of the closing date will differ from the pro forma amounts presented as of August 31, 2003, because the proceeds are determined based on the credit card receivable and cash reserve balances as of the closing date. Based upon credit card receivable and cash reserve balances as of November 18, 2003, the estimated after-tax loss on the sale is expected to be approximately $82 million and the estimated after-tax cash proceeds will be approximately $279 million.

(C) The pro forma adjustments to accounts receivable and retained interests in securitized receivables reflect the elimination of the assets sold.

(D) The pro forma adjustment to property and equipment reflects the impairment of property and equipment as a result of the sale.

(E) The pro forma adjustment to accrued expenses and other current liabilities reflects the estimated liability for lease termination and severance costs resulting from the sale and assumes these costs were incurred on August 31, 2003.


                                       7


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CIRCUIT CITY STORES, INC.



                                 By:  /s/Philip J. Dunn
                                      ------------------------------------------
                                       Philip J. Dunn
                                       Senior Vice President, Treasurer,
                                       Corporate Controller and
                                       Chief Accounting Officer




Date:  December 2, 2003


                                       8





                                  EXHIBIT INDEX


Exhibit No.      Description of Exhibit

2.1 Purchase and Sale Agreement by and among Circuit City Stores, Inc., First North American National Bank, DC Funding International, Inc. and Fleet Bank (RI), National Association, dated as of October 21, 2003

99.1             Press Release dated November 19, 2003


                                       9